[PHOTO]

VANGUARD
STAR PORTFOLIO

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                   Portfolio
                                    Profile
                                       6

                                  Performance
                                    Summary
                                       8

                                   Financial
                                   Statements
                                       9

                                   Report Of
                                  Independent
                                  Accountants
                                       14

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

FELLOW SHAREHOLDER,

     During the year ended December 31, 1996, Vanguard STAR Portfolio provided a total return of +16.1%, reflecting the robust gains of the U.S. stock market and the relatively meager returns on bonds during the year. Our policy of holding a balanced portfolio of 62.5% stock funds, 25% bond funds, and 12.5% in a money market fund obviously limited our participation in the continuing bull market in stocks, yet our eleventh full year was an excellent one both on an absolute basis and relative to competitive standards.

     The table at right compares STAR's total return (capital change plus reinvested dividends) for the year with that of an average of mutual funds weighted in accordance with our asset-allocation guidelines. It also presents the return of a comparably weighted composite of market indexes that represent the three asset classes in which we invest: for stocks, the unmanaged Standard & Poor's 500 Composite Stock Price Index; for bonds, the unmanaged Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon 90-Day U.S. Treasury Bills. STAR's return far exceeded that of the composite fund average and outperformed the composite market index too.

     Our return is based on an increase in net asset value from $15.03 per share on December 31, 1995, to $15.86 per share on December 31, 1996, with the latter figure adjusted for dividends totaling $0.59 per share paid from net investment income and distributions totaling $0.98 per share paid from net realized capital gains. At year-end, our dividend yield was 3.9%.

----------------------------------------------------------------------------
                                                       TOTAL RETURN
                                                        YEAR ENDED
                                                     DECEMBER 31, 1996
----------------------------------------------------------------------------
Vanguard STAR Portfolio                                   + 16.1%
----------------------------------------------------------------------------
Composite Fund Average                                    + 13.6%
----------------------------------------------------------------------------
Composite Market Index                                    + 15.7%
----------------------------------------------------------------------------
S&P 500 Index                                             + 23.0%
Lehman Aggregate Bond Index                               +  3.6
Salomon 90-Day U.S. Treasury Bills                        +  5.3
----------------------------------------------------------------------------

The Composite Fund Average is 62.5% average general equity mutual fund, 25% average fixed-income fund, and 12.5% average money market fund. The Composite Market Index is similarly weighted using the S&P 500 Index, the Lehman Aggregate Bond Index, and the Salomon 90-Day U.S. Treasury Bills.

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%. The yield on the U.S. Treasury bill ended 1996 at 5.2%, up from 5.1% a year earlier.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks turned in strong performances. Returns on these two groups are quite similar over long periods, but often diverge over shorter periods. In 1996, the two groups had similar returns: the S&P/BARRA Growth Index earned +24.0%, the S&P/BARRA Value Index +22.0%.

     For the Vanguard Funds held by STAR, returns fell roughly in line with the market segments in which they invest. Despite investors' slight preference for growth stocks, our value funds performed exceptionally well: Both Windsor Fund and Windsor II outdistanced the S&P 500 Index. (Windsor's return was more than three percentage points better.) Among the growth-oriented funds held by STAR, U.S. Growth Portfolio comfortably outpaced the Index, while Morgan Growth Fund bested the Index by a slim margin. PRIMECAP Fund and Explorer Fund fell short of the Index, largely as a result of the market's overwhelming bias toward large-capitalization stocks in 1996.

     Returns on STAR's bond segment were not nearly as generous. The Long-Term Corporate Portfolio, hurt by rising interest rates, eked out a +1.2% return (including income). The GNMA Portfolio, with an average maturity less than half that of Long-Term Corporate, was impeded less by the climb in interest rates and, including income, returned +5.2% for the year. The Prime Portfolio, as we've grown accustomed to reporting, again outperformed the average money market mutual fund. The adjacent table summarizes the twelve-month performance of the Vanguard Funds held by STAR.

-------------------------------------------------------------------------------
                                                           TOTAL RETURN
                                    PERCENT OF              YEAR ENDED
VANGUARD PORTFOLIO                  STAR ASSETS         DECEMBER 31, 1996
-------------------------------------------------------------------------------
STOCK FUNDS
    Windsor II                         27.3%                  +24.2%
    Windsor                            15.0                   +26.4
    PRIMECAP                            5.1                   +18.3
    Explorer                            5.0                   +14.0
    U.S. Growth                         5.0                   +26.0
    Morgan Growth                       4.9                   +23.3
-------------------------------------------------------------------------------
BOND FUNDS
    GNMA                               12.6%                  + 5.2%
    Long-Term Corporate                12.5                   + 1.2
-------------------------------------------------------------------------------
MONEY MARKET FUND
    Prime                              12.6%                  + 5.3%
-------------------------------------------------------------------------------
TOTAL                                 100.0%                  +16.1%
-------------------------------------------------------------------------------


     During 1996, we completed our partial reallocation of STAR's stock fund component, reducing Windsor II's weighting from more than 40% of net assets in 1995 to below 30% at the end of 1996. During the year, assets were taken from Windsor II and moved to Windsor (now our second-largest holding at 15% of assets), Morgan, Explorer, and PRIMECAP. The reallocation helped broaden our equity diversification while also modestly increasing the Portfolio's exposure to growth funds.

LONG-TERM PERFORMANCE OVERVIEW

Our solid 1996 performance allowed STAR to maintain its significant advantage over our composite fund average. The table on page 3 summarizes returns for the past decade for STAR and our comparative standards in both percentage terms and dollar terms (assuming an initial investment of $10,000). The table reflects the returns on balance, but does not show the ups and downs of the financial markets from one year to next and, of course, tells us nothing about how the markets may perform in the future. Following the completion of a two-year run during which the U.S. stock market provided an average annual return of more than +30%, it seems reasonable to caution that the financial markets will not always provide such generous rewards. We emphasize that, over the past decade, the total return on the composite stock/bond market index was well above its long-term (since 1926) norm of about +9%. The divergence of the returns of stocks and bonds in 1996--coming as it did on the heels of a year when both stocks and bonds enjoyed explosive rallies--serves as a reminder of both the variability of returns and STAR's adherence to its traditional balanced investment philosophy.

     Our edge of 1.2 percentage points annually over our balanced composite fund average amounted over the decade to $3,322, nearly one-third of the initial $10,000 investment. This advantage is the result of a combination of skilled portfolio management, exceptionally low costs, and compound returns. Our low costs account for a large part of our edge relative to the competition. Although STAR incurs no direct operating expenses, the underlying Vanguard Funds had an average weighted expense ratio (operating expenses as a percentage of average net assets) of 0.37% during 1996. This was less than one-third the 1.18% average expense ratio for the funds in the composite benchmark.

----------------------------------------------------------------
                                        TOTAL RETURNS
                               10 YEARS ENDED DECEMBER 31, 1996
                              ----------------------------------
                                 AVERAGE       FINAL VALUE OF
                                 ANNUAL           A $10,000
                                  RATE       INITIAL INVESTMENT
----------------------------------------------------------------
Vanguard STAR Portfolio          +12.1%            $31,425
----------------------------------------------------------------
Composite Fund Average           +10.9%            $28,103
----------------------------------------------------------------
Composite Market Index           +12.6%            $32,699
----------------------------------------------------------------


     This cost edge, of course, does not carry over to our comparison against the composite market index, which is a theoretical construct that bears none of the administrative, operating, and investment management expenses that all mutual funds incur. STAR's imputed annual expense ratio accounts for nearly all of our -0.5% average annual shortfall against the Index. Finally, we note that while the composite index provides a fair comparative standard for STAR, it does not precisely reflect the policies followed by STAR and our actively managed counterparts. Even so, we will continue to strive to top this formidable standard.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment can fluctuate in value over a given period. But many equity fund investors have experienced only "upside volatility." The U.S. stock market has been rising--with only a few, brief setbacks--for nearly 15 years.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that maintaining a balanced portfolio of stock funds, bond funds, and money market funds--the strategy STAR Portfolio always will pursue--will help investors withstand the volatility of the financial markets and position them for the rewards the markets may offer. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.

/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

Chairman of the Board                                        President

January 17, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996


U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

-----------------------------------------------------------------------
                                          AVERAGE ANNUALIZED RETURNS
                                       PERIODS ENDED DECEMBER 31, 1996
                                       --------------------------------
                                         1 YEAR   3 YEARS   5 YEARS
-----------------------------------------------------------------------
Equity
   S&P 500 Index                          23.0%    19.7%     15.2%
   Russell 2000 Index                     16.5     13.7      15.6
   MSCI-EAFE Index                         6.4      8.6       8.5
-----------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index             3.6%     6.0%      7.0%
   Lehman 10-Year Municipal
     Bond Index                            4.5      5.3       7.5
   Salomon 90-Day U.S. Treasury
     Bills                                 5.3      5.1       4.4
-----------------------------------------------------------------------
Other
   Consumer Price Index                    3.3%     2.8%      2.8%
-----------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PORTFOLIO PROFILE: STAR PORTFOLIO
DECEMBER 31, 1996

This Profile presents key characteristics of the Portfolio, including its allocations to various asset classes and to underlying Vanguard Funds. Elements of this Profile are defined on page 7.

FINANCIAL ATTRIBUTES

--------------------------------------------
Yield                                  3.9%
Expense Ratio                            0%
Average Weighted Expense Ratio*       0.37%

*For underlying portfolios.

VOLATILITY MEASURES

---------------------------------------------
                             STAR    S&P 500
---------------------------------------------
R-Squared                    0.95      1.00
Beta                         0.68      1.00

FIXED-INCOME INVESTMENT FOCUS

[FIGURE]


PORTFOLIO ALLOCATION BY ASSET CLASS

Stocks            62%
Bonds             25%
Cash Reserves     13%


PORTFOLIO ALLOCATION TO FUNDS

---------------------------------------------------------------
Vanguard/Windsor II                                       27.3%
Vanguard/Windsor Fund                                     15.0
Vanguard/PRIMECAP Fund                                     5.1
Vanguard Explorer Fund                                     5.0
Vanguard U.S. Growth Portfolio                             5.0
Vanguard/Morgan Growth Fund                                4.9
Vanguard Fixed Income Securities Fund-GNMA Portfolio      12.6
Long-Term Corporate Portfolio                             12.5
Vanguard Money Market Reserves-Prime Portfolio            12.6
---------------------------------------------------------------
Total                                                    100.0%

EQUITY INVESTMENT FOCUS

[FIGURE]

[PHOTO]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

PORTFOLIO ALLOCATION BY ASSET CLASS. This chart shows the distribution, by type of asset, of a portfolio's holdings.
Portfolio Allocation to Funds. This table shows the distribution of a portfolio's assets in underlying Vanguard funds.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: STAR PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 3/29/85-12/31/96

-----------------------------------------------------
                   STAR PORTFOLIO         COMPOSITE*
FISCAL   CAPITAL       INCOME      TOTAL    TOTAL
YEAR     RETURN        RETURN     RETURN    RETURN
-----------------------------------------------------
1985      14.5%         0.5%       15.0%     15.1%
1986       5.5          8.4        13.9      12.6
1987      -5.5          7.2         1.7       3.1
1988      11.7          7.3        19.0      11.8
1989      11.8          7.0        18.8      18.0
1990      -9.6          6.0        -3.6      -1.6
1991      18.1          6.1        24.2      26.9
1992       6.3          4.2        10.5       8.0
1993       7.1          3.8        10.9      10.6
1994      -4.1          3.9        -0.2      -1.2
1995      23.7          4.9        28.6      23.3
1996      12.0          4.1        16.1      13.6
-----------------------------------------------------

*62.5% Lipper General Equity Funds Average, 25% Lipper Fixed Income Funds Average, and 12.5% Lipper Money Market Instrument Funds Average.

See Financial Highlights table on page 12 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 12/31/86-12/31/96

-------------------------------------------------------------------------------
             STAR Portfolio    STAR Lipper Composite   STAR Market Composite
-------------------------------------------------------------------------------
1986   12         10000                10000                     10000
1987   03         11109                11293                     11372
1987   06         11256                11374                     11696
1987   09         11412                11680                     12117
1987   12         10166                10314                     10604
1988   03         10949                10931                     11102
1988   06         11613                11358                     11616
1988   09         11922                11380                     11727
1988   12         12102                11535                     12001
1989   03         12766                12073                     12600
1989   06         13658                12827                     13582
1989   09         14450                13617                     14560
1989   12         14377                13606                     14923
1990   03         14031                13394                     14654
1990   06         14424                14026                     15409
1990   09         12879                12670                     14133
1990   12         13856                13388                     15135
1991   03         15561                14999                     16629
1991   06         15548                15031                     16708
1991   09         16346                15947                     17535
1991   12         17206                16993                     18719
1992   03         17262                17016                     18388
1992   06         17808                16899                     18816
1992   09         18344                17381                     19411
1992   12         19014                18368                     20050
1993   03         19900                18949                     20823
1993   06         20156                19237                     21047
1993   09         20952                20000                     21545
1993   12         21084                20322                     21880
1994   03         20439                19809                     21230
1994   06         20655                19434                     21259
1994   09         21136                20226                     21971
1994   12         21040                20082                     22030
1995   03         22591                21212                     23679
1995   06         24317                22664                     25488
1995   09         25947                24055                     26920
1995   12         27065                24760                     28266
1996   03         28019                25598                     29125
1996   06         28705                26436                     30028
1996   09         29583                27070                     30811
1996   12         31425                28103                     32699


-------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED DECEMBER 31, 1996
                          --------------------------------   FINAL VALUE OF A
                            1 YEAR    5 YEARS   10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------
STAR Portfolio               16.11%    12.80%     12.13%          $31,425
Composite Fund Average*      13.65     10.59      10.89            28,103
Composite Market Index**     15.69     11.80      12.58            32,699
-------------------------------------------------------------------------------

*62.5% Lipper General Equity Funds Average, 25% Lipper Fixed Income Funds Average, and 12.5% Lipper Money Market Instrument Funds Average.
**62.5% S&P 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon 90-Day U.S. Treasury Bills.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96

------------------------------------------------------------------------------------------
                                                                          10 YEARS
                               INCEPTION                         -------------------------
                                 DATE       1 YEAR     5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
STAR Portfolio                  3/29/85     16.11%     12.80%      6.67%    5.46%  12.13%
------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's investments in shares of each Vanguard portfolio, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------
                                                                                     MARKET
                                                                                     VALUE
STAR PORTFOLIO                                                         SHARES        (000)*
--------------------------------------------------------------------------------------------
INVESTMENTS (100.2%)
--------------------------------------------------------------------------------------------
Vanguard/Windsor II                                                  67,228,003   $1,602,043
Vanguard/Windsor Fund                                                53,215,790      882,850
Vanguard/PRIMECAP Fund                                                9,918,326      298,343
Vanguard Explorer Fund                                                5,504,338      296,299
Vanguard U.S. Growth Portfolio                                       12,320,463      292,488
Vanguard/Morgan Growth Fund                                          18,604,678      290,791
Vanguard Fixed Income Securities Fund-GNMA Portfolio                 72,436,941      740,306
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio  83,621,122      735,030
Vanguard Money Market Reserves-Prime Portfolio                      738,000,301      738,000
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (COST $4,838,142)                                                                5,876,150
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------------------
Other Assets                                                                          24,035
Liabilities                                                                          (36,758)
                                                                                  ----------
                                                                                     (12,723)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------
Applicable to 369,685,423 shares of beneficial interest
  (unlimited authorization--no par value)                                         $5,863,427
============================================================================================
NET ASSET VALUE PER SHARE                                                             $15.86
============================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                         AMOUNT         PER
                                                                          (000)        SHARE
--------------------------------------------------------------------------------------------
Paid in Capital                                                      $4,827,361       $13.06
Overdistributed Net Investment Income                                    (2,615)        (.01)
Accumulated Net Realized Gains                                              673          --
Unrealized Appreciation--Note D                                       1,038,008         2.81
--------------------------------------------------------------------------------------------
NET ASSETS                                                           $5,863,427       $15.86
============================================================================================

STATEMENT OF OPERATIONS

This Statement shows the Portfolio's Income Distributions Received from the other Vanguard portfolios in which it invests. This Statement also shows any Capital Gain Distributions Received from the other portfolios' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                          STAR PORTFOLIO
                                                            YEAR ENDED DECEMBER 31, 1996
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Distributions Received                                                 $197,636
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                     197,636
-----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received                                            216,157
   Investment Securities Sold                                                     120,662
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                 336,819
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         273,268
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $807,723
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------
                                                                     STAR PORTFOLIO
                                                                 YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                   1996           1995
                                                                   (000)          (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                      $    197,636   $   177,075
   Realized Net Gain                                               336,819       170,349
   Change in Unrealized Appreciation (Depreciation)                273,268       723,462
                                                              --------------------------
      Net Increase in Net Assets Resulting from Operations         807,723     1,070,886
                                                              --------------------------
DISTRIBUTIONS
   Net Investment Income                                          (199,884)     (177,410)
   Realized Capital Gain                                          (335,282)     (171,592)
                                                              --------------------------
      Total Distributions                                         (535,166)     (349,002)
                                                              --------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          801,072       526,221
   Issued in Lieu of Cash Distributions                            525,118       342,586
   Redeemed                                                       (577,160)     (515,076)
                                                              --------------------------
      Net Increase from Capital Share Transactions                 749,030       353,731
----------------------------------------------------------------------------------------
   Total Increase                                                1,021,587     1,075,615
----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                             4,841,840     3,766,225
                                                              --------------------------
   End of Year                                                $  5,863,427   $ 4,841,840
========================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                           50,780        36,769
   Issued in Lieu of Cash Distributions                             33,115        23,182
   Redeemed                                                        (36,430)      (36,506)
                                                              --------------------------
      Net Increase in Shares Outstanding                            47,465        23,445
========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the Portfolio pays no direct expenses; the Portfolio's share of the expenses of the other portfolios in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; the extent to which the Portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard portfolios. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

----------------------------------------------------------------------------------------------------------
                                                                           STAR PORTFOLIO
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                1996      1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $15.03     $12.61   $13.41    $12.89    $12.30
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                              .58       .590      .53       .47       .51
   Capital Gain Distributions Received                        .63       .435      .26       .36       .18
                                                          ------------------------------------------------
      Total Distributions Received                           1.21      1.025      .79       .83       .69
   Net Realized and Unrealized Gain (Loss)
     on Investments                                          1.19      2.550     (.82)      .56       .59
                                                          ------------------------------------------------
      Total from Investment Operations                       2.40      3.575     (.03)     1.39      1.28
                                                          ------------------------------------------------

DISTRIBUTIONS
   Dividends from Net Investment Income                      (.59)    (.590)     (.52)     (.47)     (.51)
   Distributions from Realized Capital Gains                 (.98)    (.565)     (.25)     (.40)     (.18)
                                                          ------------------------------------------------
      Total Distributions                                   (1.57)   (1.155)     (.77)     (.87)     (.69)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $15.86    $15.03    $12.61    $13.41    $12.89
==========================================================================================================
TOTAL RETURN                                               16.11%    28.64%    -0.21%    10.88%    10.51%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                      $5,863    $4,842    $3,766    $3,628    $2,489
   Ratio of Expenses to Average Net Assets--Note B             0%        0%        0%        0%        0%
   Ratio of Net Investment Income to Average Net Assets     3.71%     4.12%     4.01%     3.67%     4.36%
   Portfolio Turnover Rate                                    18%       13%        9%        3%        3%
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. VALUATION: Investments are valued at the net asset value of each Vanguard portfolio determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     4. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Portfolio. The special service agreement provides that Vanguard will reimburse the Portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolio. Accordingly, all expenses incurred by the Portfolio during the year ended December 31, 1996, were reimbursed by Vanguard. The Portfolio's trustees and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1996, the Portfolio purchased $1,334,885,000 of investment securities and sold $831,000,000 of investment securities.

D. At December 31, 1996, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,038,008,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard STAR Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Portfolio (the "Portfolio") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD STAR PORTFOLIO

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Portfolio designates $299,267,000 as capital gain dividends (from net long-term capital gains), which were distributed in December 1996.

       For corporate shareholders, 26.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.




All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
             of The Vanguard Group, Inc. and of
             each of the investment companies in
             The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
             and Director of The Vanguard Group,
             Inc. and of each of the investment
             companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
             Director of Rhone-Poulenc Rorer
             Inc.; Director of Sun Company, Inc.
             and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
             Atlantic and Pacific Tea Co., Alco
             Standard Corp., Raytheon Co.,
             Knight-Ridder, Inc., and Massa-
             chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The
             Brookings Institution; Director of
             American Express Bank Ltd., The St.
             Paul Companies, Inc., and National
             Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
             Professor of Economics, Princeton
             University; Director of Prudential
             Insurance Co. of America, Amdahl
             Corp., Baker Fentress & Co., The
             Jeffrey Co., and Southern New
             England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
             Chief Executive Officer of NACCO
             Industries, Inc.; Director of NACCO
             Industries, The BFGoodrich Co., and
             The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
             Officer of The Nature Conservancy;
             formerly, Director and Senior Partner of McKinsey & Co. and President of New
             York University; Director of Pacific Gas and Electric Co., Procter & Gamble
             Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of
             Nabisco Brands, Inc.; retired Vice
             Chairman and Director of RJR
             Nabisco; Director of TECO Energy,
             Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
             Officer of Rohm & Haas Co.;
             Director of Cummins Engine Co.;
             Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
             President and Secretary of The
             Vanguard Group, Inc.; Secretary of
             each of the investment companies in
             The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
             Vanguard Group, Inc.; Treasurer of
             each of the investment companies in
             The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
             Vanguard Group, Inc.; Controller of
             each of the investment companies in
             The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
             Information Technology.

JAMES H. GATELY, Senior Vice President,
             Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
             Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
             Institutional.

RALPH K. PACKARD, Senior Vice President and
             Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS


EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
    Portfolio


INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio


FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q560-12/96

[PHOTO]

VANGUARD
LIFESTRATEGY
PORTFOLIOS

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid ssessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       6


                                  Performance
                                   Summaries
                                       8


                                   Portfolio
                                    Profiles
                                       12


                                   Financial
                                   Statements
                                       17


                                   Report Of
                                  Independent
                                  Accountants
                                       28


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

     The stock and bond markets, which soared together in 1995, took divergent paths in 1996. Stocks turned in a second year of extraordinarily high returns, while bonds, whose prices declined as interest rates increased, provided relatively meager returns. In this environment, all four Vanguard LifeStrategy Portfolios provided solid, positive returns ranging from +7.6% for our Income Portfolio (which targets 80% of its assets to bonds and short-term reserves) to +15.4% for our Growth Portfolio (which targets 80% of its assets to common stocks).

     The adjacent table presents our results for 1996, listing the total return (capital change plus reinvested dividends) for each Portfolio. Also shown are the results of the composite indexes against which we measure our Portfolios. These composites are constructed from unmanaged indexes in proportions that match the target asset-class weightings of the respective Portfolios. You will note that, in each case, our Portfolio outpaced its target, albeit by amounts that were modest to a fault.

---------------------------------------------------------
                                          TOTAL RETURN
                                           YEAR ENDED
                                        DECEMBER 31, 1996
---------------------------------------------------------
LifeStrategy Income                            + 7.6%
Composite Index*                               + 7.4
---------------------------------------------------------
LifeStrategy Conservative Growth               +10.4%
Composite Index*                               +10.1
---------------------------------------------------------
LifeStrategy Moderate Growth                   +12.7%
Composite Index*                               +12.5
---------------------------------------------------------
LifeStrategy Growth                            +15.4%
Composite Index*                               +15.3
---------------------------------------------------------

*Total returns for the composite indexes are derived by applying the Portfolio's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Index; for international stocks, the MSCI-Europe, Australasia, and Far East Index; for bonds, the Lehman Aggregate Bond Index; and for cash reserves, Salomon 90-Day U.S. Treasury Bills.

     Detailed per-share figures, including net asset values, income dividends, and capital gains distributions, are presented along with each Portfolio's yield as of December 31, 1996, in the table that follows this letter on page 5.

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%. For the year, the Lehman Brothers Aggregate Bond Index, a good benchmark for the U.S. bond market, provided a return of +3.6%. The yield on 90-day U.S. Treasury bills ended 1996 at 5.2%, up from 5.1% a year earlier.

     In contrast, the price trend for domestic stocks was virtually one-way: up. The Standard & Poor's 500 Composite Stock Price Index provided positive returns in all but two months (July and December) en route to a total return of +23.0% for the year. However, the equity market did not reward all stocks equally. Wall Street's motto seemed to be

 "bigger is better," as investors favored familiar, large-capitalization stocks over smaller companies. Because of this large-cap bias, broader measures of the market lagged the S&P 500 Index. The Wilshire 5000 Equity Index, which represents virtually the entire U.S. stock market, provided a return of +21.2%. This Index is the benchmark for our Total Stock Market Portfolio, which represents the U.S. stock portion of our LifeStrategy Portfolios.

     Our international stock holdings did not do nearly so well. While the Morgan Stanley Capital International-Europe, Australasia, Far East Index was fairly strong in local currency terms (+11.6% return), the strengthening of the U.S. dollar versus other currencies brought the total return earned by U.S. investors down to +6.4%. Stock markets were generally buoyant in Europe, returning +21.4% in dollar terms for the year, while those in the Pacific region--dominated by the weak Japanese market--lost -8.2%.

     As you would expect during a year when stocks were up strongly and bonds and reserves were providing only modest returns, our Portfolios with heavier allocations to U.S. equities were proportionately rewarded with higher returns. So dramatic was the difference between the asset classes that our most aggressive Portfolio provided double the return of our most conservative one, as shown in the adjacent table. Of course, this kind of result should not be expected regularly; a greater exposure to stocks brings with it a greater risk of short-term price fluctuations, both up and down.

-----------------------------------------------------------------------
                                                 TOTAL RETURNS
                                          YEAR ENDED DECEMBER 31, 1996
                                     ----------------------------------
                                                  MUTUAL FUND
                                     PORTFOLIO    BENCHMARK* DIFFERENCE
-----------------------------------------------------------------------
LifeStrategy Income                    + 7.6%        + 7.5%     +0.1%
LifeStrategy Conservative Growth       +10.4         +10.0      +0.4
LifeStrategy Moderate Growth           +12.7         +12.5      +0.2
LifeStrategy Growth                    +15.4         +15.1      +0.3
-----------------------------------------------------------------------

*Total returns for the benchmarks are based on the results of a blended composite, which weights the returns of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy Portfolio.

     The table also shows each Portfolio's return versus that of its comparable mutual fund benchmark. The results, while uniformly favorable, are hardly dazzling, in large measure because of the lagging performance of our international component. We continue to believe that some modest commitment to the world's stock markets is a valuable enhancement to our diversification, and that it will make a larger contribution to our returns in due course.

     Vanguard LifeStrategy Portfolios, as you know, hold different targeted proportions of the major asset classes to meet the needs of investors with different goals, time horizons, and tolerances for risk. The Portfolios use selected Vanguard mutual funds to meet their asset allocation targets. Each Portfolio invests 25% of its assets in Vanguard Asset Allocation Fund. The domestic equity portion is invested in Vanguard Index Trust-Total Stock Market Portfolio, while the reserves portion is invested in the Short-Term Corporate Portfolio of Vanguard Fixed Income Securities Fund. However, effective in 1997, we are making marginal changes in the lineup of other funds we employ.

     The bond portion of LifeStrategy Portfolios, which until January 1997 was spread among four portfolios of Vanguard Fixed Income Securities Fund, has been moved to the Total Bond Market Portfolio of Vanguard Bond Index Fund, which includes all these maturity groups and mortgage-backed securities such as GNMAs. Beginning in February 1997, new cash flows into LifeStrategy Portfolios' foreign-stock component, which has been invested in the European and Pacific Portfolios of Vanguard International Equity

TARGET AND ACTUAL ASSET ALLOCATIONS
---------------------------------------------------------------------------------------------
                                                          DECEMBER 31, 1996
                                   ----------------------------------------------------------
                                       STOCKS*               BONDS                RESERVES
                                   ----------------   ------------------    -----------------
PORTFOLIO                          TARGET   ACTUAL     TARGET    ACTUAL      TARGET    ACTUAL
---------------------------------------------------------------------------------------------
LifeStrategy Income                 20.0%     22.5%      60.0%    57.5%        20.0%    20.0%
---------------------------------------------------------------------------------------------
LifeStrategy Conservative Growth    40.0      42.5       40.0     37.5         20.0     20.0
---------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth        60.0      62.5       40.0     37.5          0        0
---------------------------------------------------------------------------------------------
LifeStrategy Growth                 80.0      82.5       20.0     17.5          0        0
---------------------------------------------------------------------------------------------

*International stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Portfolios equal, respectively, 0%, 5%, 10%, and 15% of assets.

Index Fund, is being invested in our Total International Portfolio, which comprises not only the European and Pacific Portfolios, but the Emerging Markets Portfolio as well.

     These changes will slightly reduce the already-low costs borne (indirectly) by investors in our LifeStrategy Portfolios. (Although the Portfolios incur no direct expenses, they do bear their share of the expenses of the underlying Funds, which currently amount to approximately 0.32% of average assets.) By consolidating the bond and international equity portions of LifeStrategy Portfolios' assets, we expect to reduce the effective average expense ratios by amounts ranging from less than 0.01% for the Growth Portfolio to 0.04% for the Income Portfolio. Suffice it to say that the expense ratios borne by LifeStrategy investors are by far the lowest among all asset allocation funds, whose average expense ratio exceeds 1.30%. The table above presents the target asset allocations of each Portfolio and the actual allocations that were in place at year-end 1996.

     Each Portfolio's 1996 performance benefited from the fact that (1) the underlying Vanguard index funds closely tracked their benchmarks and (2) our operating costs on those underlying funds were held to very low levels. Low cost and performance that closely parallels our benchmark indexes should be enduring attributes of our LifeStrategy Portfolios.

     Our Portfolios were able to slightly exceed the returns on their composite index benchmarks in 1996 because our holdings of common stocks were slightly higher than in our target allocations. This was a result of our holding one-quarter of the Portfolios' assets in Vanguard Asset Allocation Fund, whose asset mix, on balance, was tilted toward stocks during 1996. This strategy enhanced returns over a "market-neutral" stance. Although Vanguard LifeStrategy Portfolios' position in Asset Allocation Fund has consistently been a positive contributor to our relative performance since our inception, we emphasize that there is no assurance that it will be so in every period.

     Our policy of using short-term bonds for the reserves portion of the Income and the Conservative Growth Portfolios was a slight drag on their performance in 1996. The underlying Short-Term Corporate Portfolio returned +4.8%, matching the average money market fund's return of +4.8%, but slightly behind the +5.3% return on 90-day U.S. Treasury bills. While we expect short-term bonds to provide higher returns than money market securities over the long term, they clearly do not do so every year.

LIFETIME PERFORMANCE OVERVIEW

Vanguard LifeStrategy Portfolios have been in existence just 21/4 years, an operating history too brief to justify sweeping conclusions as to their merits. However, we are fairly pleased with their results so far. Of course, we have sailed with remarkably favorable winds. The Portfolios have participated in one of the best two-year runs for the U.S. stock market in the past seven decades, with the S&P 500 Index providing a cumulative return of nearly +70% since our inception, while the bond market's return was +23%. The average annualized returns of +26.3% and +9.7%, respectively, were both above long-term historical norms, hugely so in the case of stocks (an average annual long-term return of +10.7%).

     The following table presents the returns earned by our Portfolios since their inception date of September 30, 1994, and shows how an initial investment of $10,000 in each Portfolio would have grown, assuming reinvestment of income dividends and capital gains distributions. It presents the same information for our key comparative standards, the composite mutual fund benchmarks and composite indexes appropriate to each LifeStrategy Portfolio. In a tough competitive environment, we hope you will agree that the results have been impressive.


----------------------------------------------------------------------
                                               TOTAL RETURNS
                                      SEP. 30, 1994, TO DEC. 31, 1996
                                     ---------------------------------
                                     AVERAGE          FINAL VALUE OF
                                      ANNUAL            A $10,000
                                       RATE         INITIAL INVESTMENT
----------------------------------------------------------------------
LifeStrategy Income                    +13.4%            $13,266
Mutual Fund Benchmark                  +10.2              12,447
Composite Index                        +11.7              12,842
----------------------------------------------------------------------
LifeStrategy Conservative Growth       +15.1%            $13,736
Mutual Fund Benchmark                  +12.0              12,913
Composite Index                        +13.8              13,389
----------------------------------------------------------------------
LifeStrategy Moderate Growth           +17.3%            $14,320
Mutual Fund Benchmark                  +14.6              13,579
Composite Index                        +16.8              14,196
----------------------------------------------------------------------
LifeStrategy Growth                    +19.4%            $14,901
Mutual Fund Benchmark                  +16.4              14,068
Composite Index                        +18.9              14,780
----------------------------------------------------------------------

     We reiterate our observation about the extraordinarily favorable conditions in the financial markets since the creation of LifeStrategy Portfolios and we emphasize that the markets will not always be so generous. Long-term returns from financial assets are unlikely to be as high as those prevailing over the past few years. The divergence of the returns of stocks and bonds in 1996--coming as it did on the heels of a year when both asset types enjoyed explosive rallies--serves as a reminder of both the variability of market returns and the adherence to a balanced investment philosophy by the Vanguard LifeStrategy Portfolios.

     Future returns from the financial markets are beyond the control of investors and investment companies. Costs are a different matter. They have an important influence in shaping relative investment returns, especially among funds with conservative objectives, such as asset allocation funds. Our allocation strategy made it possible, given our minimal operating costs, to outpace our target indexes, which are "paper only" constructs that carry no operating costs. But our real-world advantage over our mutual fund benchmarks was substantially fostered by the fact that the annual expenses borne by investors in LifeStrategy Portfolios are 0.32% of average assets, less than one-third of the approximately 1.20% expense ratio for the average of mutual funds that make up our composite benchmarks. The savings from our cost advantage, which we believe are sustainable, have directly enhanced--and should continue to enhance--the relative returns earned by our shareholders.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many equity fund investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few brief setbacks--for nearly 15 years. The bond market over much of the same period has provided extraordinarily high returns.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds and bond funds--the strategy that undergirds each of our LifeStrategy Portfolios--will overcome the volatility of financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C BOGLE                                          /s/ JOHN J. BRENNAN

Chairman of the Board                                     President

January 22, 1997




PORTFOLIO STATISTICS
-----------------------------------------------------------------------------------------
                                 NET ASSET VALUE PER SHARE        12 MONTHS
                                       DECEMBER 31,       ------------------------
                                 -------------------------  INCOME   CAPITAL GAINS  SEC
PORTFOLIO                            1995        1996     DIVIDENDS  DISTRIBUTIONS YIELD
-----------------------------------------------------------------------------------------
LifeStrategy Income                 $11.54      $11.55      $0.64        $0.21      6.10%
LifeStrategy Conservative Growth     11.68       12.14       0.53         0.20      4.98
LifeStrategy Moderate Growth         12.11       12.97       0.44         0.23      4.02
LifeStrategy Growth                  12.36       13.68       0.35         0.23      2.92
-----------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.


--------------------------------------------------------------------
                                        AVERAGE ANNUALIZED RETURNS
                                     PERIODS ENDED DECEMBER 31, 1996
                                     -------------------------------
                                      1 YEAR     3 YEARS    5 YEARS
--------------------------------------------------------------------
Equity
   S&P 500 Index                      23.0%      19.7%      15.2%
   Russell 2000 Index                 16.5       13.7       15.6
   MSCI-EAFE Index                     6.4        8.6        8.5
--------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index         3.6%       6.0%       7.0%
   Lehman 10-Year Municipal
     Bond Index                        4.5        5.3        7.5
   Salomon 90-Day U.S. Treasury Bills  5.3        5.1        4.4
--------------------------------------------------------------------
Other
   Consumer Price Index                3.3%       2.8%       2.8%
--------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PERFORMANCE SUMMARY: INCOME PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/94-12/31/96
--------------------------------------------
   INCOME PORTFOLIO              MUTUAL FUND
                                  BENCHMARK*
FISCAL  CAPITAL   INCOME   TOTAL    TOTAL
YEAR    RETURN    RETURN  RETURN    RETURN
--------------------------------------------
1994    -1.2%      1.4%     0.2%     -0.2%
1995    17.7       5.3     23.0      16.0
1996     1.9%      5.7%     7.6%      7.5%
--------------------------------------------

*60% Lipper Fixed Income Funds Average, 20% Lipper General Equity Funds
 Average, and 20% Lipper Money Market Instrument Funds Average.

See Financial Highlights table on page 24 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 9/30/94-12/31/96
--------------------------------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard LifeStrategy Portfolios--Income Portfolio
                               Composite         Composite
          Life-Income         Fund Average     Market Index   Lehman
1994  09    10000                 10000            10000       10000
1994  12    10020                  9984            10034       10038
1995  03    10618                 10393            10546       10544
1995  06    11354                 10910            11157       11186
1995  09    11780                 11249            11522       11405
1995  12    12324                 11583            11961       11891
1996  03    12323                 11676            11995       11681
1996  06    12476                 11857            12173       11747
1996  09    12739                 12098            12414       11965
1996  12    13266                 12447            12842       12325


-----------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 1996
                               -------------------------------    FINAL VALUE OF A
                                  1 YEAR    SINCE INCEPTION      $10,000 INVESTMENT
-----------------------------------------------------------------------------------
INCOME PORTFOLIO                  7.65%           13.37%                $13,266
MUTUAL FUND BENCHMARK*            7.46            10.21                  12,447
COMPOSITE INDEX**                 7.37            11.75                  12,842
LEHMAN AGGREGATE BOND INDEX       3.63             9.73                  12,325
-----------------------------------------------------------------------------------

* 60% Lipper Fixed Income Funds Average, 20% Lipper General Equity Funds Average, and 20% Lipper Money Market Instrument Funds Average.

**60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon
  90-Day U.S. Treasury Bills.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR               CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Income Portfolio              9/30/94     7.65%                 7.83%   5.54%   13.37%
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: CONSERVATIVE GROWTH PORTFOLIO


 All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/94-12/31/96
----------------------------------------------------
         CONSERVATIVE GROWTH PORTFOLIO   MUTUAL FUND
                                         BENCHMARK*
FISCAL   CAPITAL     INCOME     TOTAL      TOTAL
YEAR      RETURN     RETURN    RETURN     RETURN
----------------------------------------------------
1994      -1.3%       1.4%       0.1%      -0.5%
1995      19.3        5.0       24.3       18.0
1996       5.6%       4.8%      10.4%      10.0%
----------------------------------------------------

*40% Lipper Fixed Income Funds Average, 35% Lipper General Equity Funds
 Average, 20% Lipper Money Market Instrument Funds Average, and 5% Lipper

International Funds Average.

 See Financial Highlights table on page 25 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 9/30/94-12/31/96
---------------------------------------------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard LifeStrategy Portfolios--Conservative Growth Portfolio
           Life-Conservative                 Composite Fund     Composite
                 Growth                          Average       Market Index    Lehman             Wilshire
1994  09          10000                           10000            10000        10000               10000
1994  12          10010                            9949            10011        10038                9923
1995  03          10618                           10373            10567        10544               10819
1995  06          11371                           10944            11202        11186               11829
1995  09          11897                           11416            11702        11405               12910
1995  12          12447                           11738            12159        11891               13540
1996  03          12617                           11977            12357        11681               14300
1996  06          12854                           12256            12618        11747               14930
1996  09          13137                           12503            12877        11965               15353
1996  12          13736                           12913            13389        12325               16412#

--------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 1996
                                    -------------------------------  FINAL VALUE OF A
                                      1 YEAR    SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO          10.36%         15.14%              $13,736
MUTUAL FUND BENCHMARK*                 10.01          12.02                12,913
COMPOSITE INDEX**                      10.11          13.83                13,389
LEHMAN AGGREGATE BOND INDEX             3.63           9.73                12,325
WILSHIRE 5000 INDEX                    21.21          24.61                16,412
--------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR               CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Conservative Growth Portfolio 9/30/94     10.36%               10.18%   4.96%   15.14%
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: MODERATE GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/94-12/31/96
----------------------------------------------------
          MODERATE GROWTH PORTFOLIO      MUTUAL FUND
                                         BENCHMARK*
FISCAL    CAPITAL  INCOME      TOTAL        TOTAL
YEAR      RETURN   RETURN     RETURN       RETURN
----------------------------------------------------
1994      -2.1%     1.4%       -0.7%       -1.1%
1995      24.1      3.8        27.9        22.1
1996       9.0%     3.7%       12.7%       12.5%
----------------------------------------------------

*50% Lipper General Equity Funds Average, 40% Lipper Fixed Income Funds
 Average, and 10% Lipper International Funds Average.

See Financial Highlights table on page 25 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 9/30/94-12/31/96
-----------------------------------------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard LifeStrategy Portfolios--Moderate Growth Portfolio
            Life-Moderate               Composite        Composite
               Growth                  Fund Average     Market Index       Lehman          Wilshire
1994  09        10000                     10000            10000           10000             10000
1994  12         9930                      9886             9969           10038              9923
1995  03        10605                     10378            10641           10544             10819
1995  06        11441                     11079            11405           11186             11829
1995  09        12123                     11705            12064           11405             12910
1995  12        12705                     12069            12616           11891             13540
1996  03        12999                     12414            12913           11681             14300
1996  06        13315                     12786            13250           11747             14930
1996  09        13612                     13060            13543           11965             15353
1996  12        14320                     13579            14196           12325             16412


--------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 1996
                              -------------------------------    FINAL VALUE OF A
                                 1 YEAR SINCE INCEPTION         $10,000 INVESTMENT
--------------------------------------------------------------------------------------
MODERATE GROWTH PORTFOLIO         12.71%      17.28%                  $14,320
MUTUAL FUND BENCHMARK*            12.51       14.55                    13,579
COMPOSITE INDEX**                 12.53       16.83                    14,196
LEHMAN AGGREGATE BOND INDEX        3.63        9.71                    12,325
WILSHIRE 5000 INDEX               21.21       24.61                    16,412
--------------------------------------------------------------------------------------

* 50% Lipper General Equity Funds Average, 40% Lipper Fixed Income Funds Average, and 10% Lipper International Funds Average.

** 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and
   10% MSCI-EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR               CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Moderate Growth Portfolio     9/30/94     12.71%               13.30%   3.98%   17.28%
--------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: GROWTH PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/30/94-12/31/96
-----------------------------------------------
             GROWTH PORTFOLIO       MUTUAL FUND
                                    BENCHMARK*
FISCAL   CAPITAL   INCOME    TOTAL     TOTAL
YEAR      RETURN   RETURN   RETURN    RETURN
-----------------------------------------------
1994      -1.5%     1.4%    -0.1%      -1.5%
1995      26.0      3.2     29.2       24.1
1996      12.5%     2.9%    15.4%      15.1%
-----------------------------------------------

*65% Lipper General Equity Funds Average, 20% Lipper Fixed Income Funds
 Average, and 15% Lipper International Funds Average.

See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 9/30/94-12/31/96
--------------------------------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard LifeStrategy Portfolios--Growth Portfolio
                                Composite         Composite
         Life-Growth          Fund Average      Market Index     Wilshire
1994  09    10000                 10000            10000          10000
1994  12     9990                  9850             9945           9923
1995  03    10684                 10356            10659          10819
1995  06    11539                 11111            11448          11829
1995  09    12311                 11874            12246          12910
1995  12    12911                 12224            12817          13540
1996  03    13381                 12725            13293          14300
1996  06    13789                 13205            13724          14930
1996  09    14105                 13481            14032          15353
1996  12    14901                 14068            14780          16412

---------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                    PERIODS ENDED DECEMBER 31, 1996
                    ------------------------------- FINAL VALUE OF A
                        1 YEAR    SINCE INCEPTION  $10,000 INVESTMENT
---------------------------------------------------------------------
GROWTH PORTFOLIO         15.41%        19.37%          $14,901
MUTUAL FUND BENCHMARK*   15.09         16.36            14,068
COMPOSITE INDEX**        15.32         18.95            14,780
WILSHIRE 5000 INDEX      21.21         24.61            16,412
---------------------------------------------------------------------

* 65% Lipper General Equity Funds Average, 20% Lipper Fixed Income Funds Average, and 15% Lipper International Funds Average.

**65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI-EAFE
  Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR               CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Growth Portfolio              9/30/94     15.41%               15.99%   3.38%   19.37%
--------------------------------------------------------------------------------------

PORTFOLIO PROFILE: INCOME PORTFOLIO
DECEMBER 31, 1996

This Profile presents key characteristics of the Portfolio, including its allocations to various asset classes and to underlying Vanguard Funds. Elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------
Yield                                      6.1%
Expense Ratio                                0%
Average Weighted Expense Ratio*           0.31%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------
Stocks     22.5
Bonds      57.5
Reserves   20.0

PORTFOLIO ALLOCATION TO FUNDS
-----------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                            25%
Vanguard Fixed Income Securities Fund--
  Short-Term Corporate Portfolio                                          33
  Intermediate-Term Corporate
     Portfolio                                                            12
  Long-Term Corporate Portfolio                                           12
  GNMA Portfolio                                                          13
Vanguard Index Trust--
  Total Stock Market Portfolio                                             5
-----------------------------------------------------------------------------
Total                                                                    100%
-----------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
-----------------------------------------------------------------------------
[FIGURE]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------------------------------------
[FIGURE]

[PHOTO]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

PORTFOLIO ALLOCATION BY ASSET CLASS. This chart shows the distribution, by type of asset, of a portfolio's holdings.

PORTFOLIO ALLOCATION TO FUNDS. This table shows the distribution of a portfolio's assets in underlying Vanguard funds.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE: CONSERVATIVE GROWTH PORTFOLIO
DECEMBER 31, 1996

This Profile presents key characteristics of the Portfolio, including its allocations to various asset classes and to underlying Vanguard Funds. Elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
------------------------------------------------
Yield                                       5.0%
Expense Ratio                                 0%
Average Weighted Expense Ratio*            0.31%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------
Stocks           42.5
Bonds            37.5
Reserves         20.0

PORTFOLIO ALLOCATION TO FUNDS
----------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                           25%
Vanguard Fixed Income Securities Fund--
   Short-Term Corporate Portfolio                                        28
   Intermediate-Term Corporate
      Portfolio                                                           7
   Long-Term Corporate Portfolio                                          7
   GNMA Portfolio                                                         8
Vanguard Index Trust--Total Stock Market Portfolio                       20
Vanguard International Equity
   Index Fund--European Portfolio                                         3
   Pacific Portfolio                                                      2
----------------------------------------------------------------------------
Total                                                                   100%
----------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
-----------------------------------------------------------------------------
[FIGURE]

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------------------------------------
[FIGURE]

PORTFOLIO PROFILE: MODERATE GROWTH PORTFOLIO
DECEMBER 31, 1996

This Profile presents key characteristics of the Portfolio, including its allocations to various asset classes and to underlying Vanguard Funds. Elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
----------------------------------------------
Yield                                     4.0%
Expense Ratio                               0%
Average Weighted Expense Ratio*          0.32%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------
Stocks      62.5
Bonds       37.5

PORTFOLIO ALLOCATION TO FUNDS
--------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                         25%
Vanguard Fixed Income Securities Fund--
     Short-Term Corporate Portfolio                                     8
     Intermediate-Term Corporate
        Portfolio                                                       8
     Long-Term Corporate Portfolio                                      7
     GNMA Portfolio                                                     7
Vanguard Index Trust--Total Stock Market Portfolio                     35
Vanguard International Equity
     Index Fund--European Portfolio                                     5
     Pacific Portfolio                                                  5
--------------------------------------------------------------------------
Total                                                                 100%
--------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
--------------------------------------------------------------------------
[FIGURE]

FIXED-INCOME INVESTMENT FOCUS
--------------------------------------------------------------------------
[FIGURE]

PORTFOLIO PROFILE: GROWTH PORTFOLIO
DECEMBER 31, 1996

This Profile presents key characteristics of the Portfolio, including its allocations to various asset classes and to underlying Vanguard Funds. Elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
------------------------------------------------
Yield                                       2.9%
Expense Ratio                                 0%
Average Weighted Expense Ratio*            0.32%

*For underlying portfolios.

PORTFOLIO ALLOCATION BY ASSET CLASS
-----------------------------------
Stocks  82.5
Bonds   17.5

PORTFOLIO ALLOCATION TO FUNDS
-------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                        25%
Vanguard Fixed Income Securities Fund--
     Short-Term Corporate Portfolio                                    3
     Intermediate-Term Corporate
        Portfolio                                                      2
     Long-Term Corporate Portfolio                                     2
     GNMA Portfolio                                                    3
Vanguard Index Trust--Total Stock Market Portfolio                    50
Vanguard International Equity
     Index Fund--European Portfolio                                    8
     Pacific Portfolio                                                 7
-------------------------------------------------------------------------
Total                                                                100%
-------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
-------------------------------------------------------------------------
[FIGURE]

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------------------------------------
[FIGURE]

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each LifeStrategy Portfolio's investments in shares of each Vanguard portfolio, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
INCOME PORTFOLIO                                                                SHARES         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENTS (100.1%)
-----------------------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                               2,096,783      $ 37,616
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio         4,624,019        49,708
Vanguard Fixed Income Securities Fund-Intermediate-Term Corporate Portfolio  1,939,833        18,914
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio          2,144,836        18,853
Vanguard Fixed Income Securities Fund-GNMA Portfolio                         1,854,740        18,956
Vanguard Index Trust-Total Stock Market Portfolio                              425,790         7,566
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
     (COST $147,224)                                                                         151,613
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------------------------------------------------------
Other Assets                                                                                   1,916
Liabilities                                                                                   (2,047)
                                                                                         ------------
                                                                                                (131)
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 13,113,477 shares of beneficial interest
    (unlimited authorization--no par value)                                                 $151,482
=====================================================================================================

NET ASSET VALUE PER SHARE                                                                     $11.55
=====================================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                AMOUNT           PER
                                                                                 (000)         SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                               $147,205        $11.23
Overdistributed Net Investment Income                                              (22)           --
Overdistributed Net Realized Gains                                                 (90)         (.01)
Unrealized Appreciation--Note D                                                  4,389           .33
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $151,482        $11.55
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
CONSERVATIVE GROWTH PORTFOLIO                                                   SHARES         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENTS (99.8%)
-----------------------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                               6,363,141      $114,155
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio        11,880,017       127,710
Vanguard Fixed Income Securities Fund-Intermediate-Term Corporate Portfolio  3,566,877        34,777
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio          3,946,376        34,689
Vanguard Fixed Income Securities Fund-GNMA Portfolio                         3,408,162        34,831
Vanguard Index Trust-Total Stock Market Portfolio                            5,174,817        91,957
Vanguard International Equity Index Fund-European Portfolio                    771,643        12,786
Vanguard International Equity Index Fund-Pacific Portfolio                   1,008,828        10,603
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
    (COST $431,784)                                                                          461,508
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-----------------------------------------------------------------------------------------------------
Other Assets                                                                                   6,698
Liabilities                                                                                   (5,711)
                                                                                         ------------
                                                                                                 987
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 38,107,755 shares of beneficial interest
    (unlimited authorization--no par value)                                                 $462,495
=====================================================================================================

NET ASSET VALUE PER SHARE                                                                     $12.14
=====================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                AMOUNT           PER
                                                                                 (000)         SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                               $433,015        $11.36
Undistributed Net Investment Income                                                 21            --
Overdistributed Net Realized Gains                                                (265)           --
Unrealized Appreciation--Note D                                                 29,724           .78
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $462,495        $12.14
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
MODERATE GROWTH PORTFOLIO                                                       SHARES         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENTS (100%)
-----------------------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                              11,387,963      $204,300
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio         5,824,581        62,614
Vanguard Fixed Income Securities Fund-Intermediate-Term Corporate Portfolio  6,419,193        62,587
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio          7,071,184        62,156
Vanguard Fixed Income Securities Fund-GNMA Portfolio                         6,113,413        62,479
Vanguard Index Trust-Total Stock Market Portfolio                           16,158,922       287,144
Vanguard International Equity Index Fund-European Portfolio                  2,760,607        45,744
Vanguard International Equity Index Fund-Pacific Portfolio                   3,652,637        38,389
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
    (COST $773,991)                                                                          825,413
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
Receivables for Portfolio Shares Issued                                                      150,101
Other Assets                                                                                   1,145
Payables for Investment Securities Purchased                                                (146,145)
Other Liabilities                                                                             (4,796)
                                                                                         ------------
                                                                                                 305
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 63,664,531 shares of beneficial interest
    (unlimited authorization--no par value)                                                 $825,718
=====================================================================================================

NET ASSET VALUE PER SHARE                                                                     $12.97
=====================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                AMOUNT           PER
                                                                                 (000)         SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                               $774,755        $12.17
Undistributed Net Investment Income                                                 --            --
Overdistributed Net Realized Gains                                                (459)         (.01)
Unrealized Appreciation--Note D                                                 51,422           .81
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $825,718        $12.97
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
GROWTH PORTFOLIO                                                                SHARES         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENTS (99.9%)
-----------------------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                                               8,659,275      $155,347
Vanguard Fixed Income Securities Fund-Short-Term Corporate Portfolio         1,489,086        16,008
Vanguard Fixed Income Securities Fund-Intermediate-Term Corporate Portfolio  1,625,585        15,850
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio          1,804,815        15,864
Vanguard Fixed Income Securities Fund-GNMA Portfolio                         1,577,730        16,124
Vanguard Index Trust-Total Stock Market Portfolio                           17,600,442       312,760
Vanguard International Equity Index Fund-European Portfolio                  3,163,595        52,421
Vanguard International Equity Index Fund-Pacific Portfolio                   4,167,372        43,799
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
    (COST $565,691)                                                                          628,173
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-----------------------------------------------------------------------------------------------------
Other Assets                                                                                   5,729
Liabilities                                                                                   (5,231)
                                                                                         ------------
                                                                                                 498
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 45,965,292 shares of beneficial interest
    (unlimited authorization--no par value)                                                 $628,671
=====================================================================================================

NET ASSET VALUE PER SHARE                                                                     $13.68
=====================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                AMOUNT           PER
                                                                                 (000)         SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                               $566,558        $12.33
Overdistributed Net Investment Income                                             (351)         (.01)
Overdistributed Net Realized Gains                                                 (18)           --
Unrealized Appreciation--Note D                                                 62,482          1.36
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $628,671        $13.68
=====================================================================================================

STATEMENT OF OPERATIONS

This Statement shows each Portfolio's Income Distributions Received from the other Vanguard portfolios in which it invests. This Statement also shows any Capital Gain Distributions Received from the other Portfolios' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31, 1996
                                             --------------------------------------------------------
                                                        CONSERVATIVE          MODERATE
                                                INCOME        GROWTH            GROWTH        GROWTH
                                             PORTFOLIO     PORTFOLIO         PORTFOLIO     PORTFOLIO
                                                 (000)         (000)             (000)         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income Distributions Received              $ 7,881       $16,809           $19,999       $13,739
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                    7,881        16,809            19,999        13,739
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Capital Gain Distributions Received          2,396         7,158            11,128        10,306
    Investment Securities Sold                     219            29                --            --
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                2,615         7,187            11,128        10,306
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES        110        12,584            31,082        40,378
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                            $10,606       $36,580           $62,209       $64,423
=====================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                       INCOME                        CONSERVATIVE
                                                      PORTFOLIO                    GROWTH PORTFOLIO
                                           ----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                                  1996          1995              1996          1995
                                                 (000)         (000)             (000)         (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                     $  7,881   $     2,367         $  16,809   $     6,545
    Realized Net Gain                            2,615           696             7,187         2,063
    Change in Unrealized Appreciation
         (Depreciation)                            110         4,345            12,584        17,567
                                           ----------------------------------------------------------
         Net Increase in Net Assets
              Resulting from Operations         10,606         7,408            36,580        26,175
                                           ----------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                       (7,907)       (2,360)          (16,731)       (6,597)
    Realized Capital Gain                       (2,654)         (748)           (7,326)       (2,176)
                                           ----------------------------------------------------------
         Total Distributions                   (10,561)       (3,108)          (24,057)       (8,773)
                                           ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                      90,016       111,817           297,016       172,504
    Issued in Lieu of Cash Distributions         9,108         2,568            22,450         8,031
    Redeemed                                   (68,426)       (9,440)          (88,762)      (19,942)
                                           ----------------------------------------------------------
         Net Increase from Capital
              Share Transactions                30,698       104,945           230,704       160,593
-----------------------------------------------------------------------------------------------------
    Total Increase                              30,743       109,245           243,227       177,995
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                          120,739        11,494           219,268        41,273
                                           ----------------------------------------------------------
    End of Year                               $151,482      $120,739          $462,495      $219,268
=====================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                       7,797         9,932            24,891        15,673
    Issued in Lieu of Cash Distributions           790           226             1,858           701
    Redeemed                                    (5,937)         (857)           (7,409)       (1,779)
                                           ----------------------------------------------------------
         Net Increase in Shares Outstanding      2,650         9,301            19,340        14,595
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                                      MODERATE                          GROWTH
                                                  GROWTH PORTFOLIO                     PORTFOLIO
                                           ----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------
                                                  1996          1995              1996          1995
                                                 (000)         (000)             (000)         (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                    $  19,999   $     5,483         $  13,739    $    4,455
    Realized Net Gain                           11,128         2,401            10,306         2,410
    Change in Unrealized Appreciation
         (Depreciation)                         31,082        20,764            40,378        22,691
                                           ----------------------------------------------------------
         Net Increase in Net Assets
              Resulting from Operations         62,209        28,648            64,423        29,556
                                           ----------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                      (19,971)       (5,489)          (14,036)       (4,485)
    Realized Capital Gain                      (11,572)       (2,428)          (10,183)       (2,543)
                                           ----------------------------------------------------------
         Total Distributions                   (31,543)       (7,917)          (24,219)       (7,028)
                                           ----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                     651,410       192,871           420,869       166,422
    Issued in Lieu of Cash Distributions        28,857         7,545            23,804         6,906
    Redeemed                                  (119,901)      (21,265)          (73,627)      (16,192)
                                           ----------------------------------------------------------
         Net Increase from Capital
              Share Transactions               560,366       179,151           371,046       157,136
-----------------------------------------------------------------------------------------------------
    Total Increase                             591,032       199,882           411,250       179,664
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                          234,686        34,804           217,421        37,757
                                           ----------------------------------------------------------
    End of Year                               $825,718      $234,686          $628,671      $217,421
=====================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                      51,569        17,069            32,215        14,626
    Issued in Lieu of Cash Distributions         2,225           631             1,737           567
    Redeemed                                    (9,501)       (1,859)           (5,575)       (1,406)
                                           ----------------------------------------------------------
         Net Increase in Shares Outstanding     44,293        15,841            28,377        13,787
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the Portfolio pays no direct expenses; its share of the expenses of the other portfolios in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; the extent to which the Portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard portfolios. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

-------------------------------------------------------------------------------------------
                                                                  INCOME PORTFOLIO
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           ----------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1996     1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.54   $ 9.88         $10.00
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                              .64      .49            .14
   Capital Gain Distributions Received                        .19      .09             --
                                                          ---------------------------------
      Total Distributions Received                            .83      .58            .14
   Net Realized and Unrealized Gain (Loss) on Investments     .03     1.66           (.12)
                                                          ---------------------------------
      Total from Investment Operations                        .86     2.24            .02
                                                          ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.64)    (.49)          (.14)
   Distributions from Realized Capital Gains                 (.21)    (.09)            --
                                                          ---------------------------------
      Total Distributions                                    (.85)    (.58)          (.14)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.55   $11.54        $  9.88
===========================================================================================

TOTAL RETURN                                                7.65%   22.99%          0.20%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $151     $121            $11
   Ratio of Expenses to Average Net Assets--Note B             0%       0%             0%
   Ratio of Net Investment Income to Average Net Assets     5.66%    5.76%        7.31%**
   Portfolio Turnover Rate                                    22%       4%             1%
-------------------------------------------------------------------------------------------

*Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------
                                                           CONSERVATIVE GROWTH PORTFOLIO
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           ----------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1996     1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.68   $ 9.89         $10.03
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                              .53      .47            .14
   Capital Gain Distributions Received                        .20      .11            .01
                                                          ---------------------------------
      Total Distributions Received                            .73      .58            .15
   Net Realized and Unrealized Gain (Loss) on Investments     .46     1.80           (.14)
                                                          ---------------------------------
      Total from Investment Operations                       1.19     2.38            .01
                                                          ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.53)    (.47)          (.14)
   Distributions from Realized Capital Gains                 (.20)    (.12)          (.01)
                                                          ---------------------------------
      Total Distributions                                    (.73)    (.59)          (.15)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.14   $11.68        $  9.89
===========================================================================================

TOTAL RETURN                                               10.36%   24.35%          0.10%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $462     $219            $41
   Ratio of Expenses to Average Net Assets--Note B             0%       0%             0%
   Ratio of Net Investment Income to Average Net Assets     4.86%    5.14%        7.07%**
   Portfolio Turnover Rate                                     2%       1%             0%
-------------------------------------------------------------------------------------------

*Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------
                                                             MODERATE GROWTH PORTFOLIO
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           ----------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1996     1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.11   $ 9.86         $10.08
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                              .44      .36            .14
   Capital Gain Distributions Received                        .22      .13            .01
                                                          ---------------------------------
      Total Distributions Received                            .66      .49            .15
   Net Realized and Unrealized Gain (Loss) on Investments     .87     2.25           (.22)
                                                          ---------------------------------
      Total from Investment Operations                       1.53     2.74           (.07)
                                                          ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.44)    (.36)          (.14)
   Distributions from Realized Capital Gains                 (.23)    (.13)          (.01)
                                                          ---------------------------------
      Total Distributions                                    (.67)    (.49)          (.15)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.97   $12.11        $  9.86
===========================================================================================

TOTAL RETURN                                               12.71%   27.94%         -0.70%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $826     $235            $35
   Ratio of Expenses to Average Net Assets--Note B             0%       0%             0%
   Ratio of Net Investment Income to Average Net Assets     3.98%    4.42%        7.10%**
   Portfolio Turnover Rate                                     3%       1%             0%
-------------------------------------------------------------------------------------------

*Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------
                                                                  GROWTH PORTFOLIO
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           ----------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1996     1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.36   $ 9.93         $10.10
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                              .34      .32            .13
   Capital Gain Distributions Received                        .24      .14            .02
                                                          ---------------------------------
      Total Distributions Received                            .58      .46            .15
   Net Realized and Unrealized Gain (Loss) on Investments    1.32     2.43           (.16)
                                                          ---------------------------------
      Total from Investment Operations                       1.90     2.89           (.01)
                                                          ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.35)    (.31)          (.14)
   Distributions from Realized Capital Gains                 (.23)    (.15)          (.02)
                                                          ---------------------------------
      Total Distributions                                    (.58)    (.46)          (.16)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $13.68   $12.36        $  9.93
===========================================================================================

TOTAL RETURN                                               15.41%   29.24%         -0.10%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $629     $217            $38
   Ratio of Expenses to Average Net Assets--Note B             0%       0%             0%
   Ratio of Net Investment Income to Average Net Assets     3.18%    3.67%        7.06%**
   Portfolio Turnover Rate                                     0%       1%             1%
-------------------------------------------------------------------------------------------

*Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Portfolios comprises the Income, Conservative Growth, Moderate Growth, and Growth Portfolios of Vanguard STAR Fund. Each Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

         1. VALUATION: Investments are valued at the net asset value of each Vanguard portfolio determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

         2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         4. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Portfolios. The special service agreement provides that Vanguard will reimburse the Portfolios' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolios. Accordingly, all expenses incurred by the Portfolios during the year ended December 31, 1996, were reimbursed by Vanguard. The Portfolios' trustees and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1996, purchases and sales of investment securities were:

         --------------------------------------------------------------------
                                                             (000)
                                                 ----------------------------
         PORTFOLIO                               PURCHASES         SALES
         --------------------------------------------------------------------
         Income                                  $  60,900         $30,007
         Conservative Growth                       235,949           5,749
         Moderate Growth                           575,316          13,911
         Growth                                    372,549           1,028
         --------------------------------------------------------------------

 D. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         --------------------------------------------------------------------
                                                   (000)
                                 --------------------------------------------
                                                                     NET
                                 APPRECIATED    DEPRECIATED      UNREALIZED
         PORTFOLIO                SECURITIES     SECURITIES     APPRECIATION
         --------------------------------------------------------------------
         Income                   $  4,969        $  (580)       $  4,389
         Conservative Growth        30,557           (833)         29,724
         Moderate Growth            54,632         (3,210)         51,422
         Growth                     66,109         (3,627)         62,482
         --------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard STAR Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Income, Conservative Growth, Moderate Growth and Growth Portfolios (separate portfolios of Vanguard STAR Fund, hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD LIFESTRATEGY PORTFOLIOS

  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

         The Income, Conservative Growth, Moderate Growth, and Growth Portfolios designate $1,505,000, $4,426,000, $6,960,000, and $6,373,000,
  respectively, as capital gain dividends (from net long-term capital gains), which were distributed in December 1996.

         For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

                 Income Portfolio                                4.6%
                 Conservative Growth Portfolio                  10.4%
                 Moderate Growth Portfolio                      17.5%
                 Growth Portfolio                               28.0%

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGURAD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q880-12/96